UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/26/2005

ABX AIR, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50368

DE	91-1091619
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177
(Address of Principal Executive Offices, Including Zip Code)

(937) 382-5591
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On January 26, 2005, ABX Air, Inc. reported that it is cooperating fully with an investigation by the U.S. Department of Justice with respect to Garcia Labor Co., Inc., a temporary employment agency, and ABX Air's use of contract employees that were being supplied to it by Garcia Labor. A copy of the press release is furnished herewith as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
Exhibit
No.               Description
______            _________
99                Press Release issued by ABX Air on January 26, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ABX AIR, INC.

Date: January 27, 2005.	By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	Garcia Labor's Temporary Contract Employees at ABX Air Investigated